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          FARMERS NEW WORLD LIFE INSURANCE COMPANY
          Home Office: 3003 77th Avenue S.E., Mercer Island, Washington 98040 / (206) 232-8400

          Variable Policy Service Office:  PO Box 724208,  Atlanta,  GA 31139 /
          (877) 376-8008


[LOGO FARMERS
INSURANCE GROUP]


        August 25, 2001

        Dear Farmers Life Client:

        I am pleased to provide you with the semiannual fund reports for the investment options offered by your Farmers Variable Life or Annuity policy. These reports provide an update on each portfolio's performance as of June 30, 2001. Portfolio performance does not take into account the fees charged by the policy; if these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

        I hope that you find the enclosed information helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers agent or our Service Center toll-free, at (877) 376-8008.

        We appreciate and value your business, and look forward to serving you in the future.

        Sincerely,

        /s/ C. Paul Patsis
        C. Paul Patsis
        President


        The following documents accompanied this letter to contract owners and are hereby incorporated by reference:

        Document 1. The Semiannual Report of Calvert Variable Series, Inc. dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 30, 2001 (File No. 811-03591).

        Document 2. The Semiannual Report of Dreyfus Variable Investment Fund dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 28, 2001 (File No. 811-05125).

        Document 3. The Semiannual Report of Dreyfus Socially Responsible Growth Fund, Inc. dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 24, 2001 (File No. 811-07044).

        Document 4. The Semiannual Report of Fidelity Variable Insurance Products Funds dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 28, 2001 (File Nos. 811-05511; 811-07205; 811-03329).


Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400


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        Document 5. The Semiannual Report of Franklin Templeton Variable
        Insurance Products Trust dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 29, 2001 (File No. 811-05583).

        Document 6. The Semiannual Report of Goldman Sachs Variable Insurance Trust dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 24, 2001 (File No. 811-08361).

        Document 7. The Semiannual Report of Janus Aspen Series dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 22, 2001 (File No. 811-07736).

        Document 8. The Semiannual Report of PIMCO Variable Insurance Trust dated June 30, 2001, that was filed with the Securities and Exchange Commission on September 6, 2001 (File No. 811-08399).

        Document 9. The Semiannual Report of Scudder Variable Series I (formerly Scudder Variable Life Investment Fund) dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 16, 2001 (File No. 811-04257).

        Document 10. The Semiannual Report of Scudder Variable Series II (formerly Kemper Variable Series) dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 20, 2001 (File No. 811-05002).

        Document 11. The Semiannual Report of WM Variable Trust dated June 30, 2001, that was filed with the Securities and Exchange Commission on August 31, 2001 (File No. 811-07462).


Distributed by: Farmers Financial Solutions, L.L.C., 2423 Galena Ave, Simi Valley CA 93065 / (805) 306-3400